UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2012

Apollo Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (480) 966-5394

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition.

On March 26, 2012, Apollo Group, Inc. issued a press release announcing its financial results for the three and six months ended February 29, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2012, the Board of Directors (the “Board”) of Apollo Group, Inc. (the “Company”) appointed Allen R. Weiss to fill an existing vacancy on the Board. Mr. Weiss was also appointed to serve on the Board’s Audit Committee.

Mr. Weiss will participate in the cash and equity compensation programs provided to and upon the same terms as our other non-employee directors. These cash and equity compensation programs are more fully described under “Director Compensation” in our Information Statement on Form 14C filed with the Securities and Exchange Commission on December 28, 2011, which description is incorporated in this Item 5.02 by this reference. In accordance with those programs, Mr. Weiss received, at the time of his March 23, 2012 appointment to the Board, a pro-rated equity award for the balance of the 2012 fiscal year comprised of (i) an option grant covering 2,787 shares of the Company’s Class A common stock with an exercise price of $42.41 per share and (ii) a restricted stock unit award covering an additional 1,572 shares of the Company’s Class A common stock. Both components will vest upon his continuation in Board service through August 31, 2012. In addition, we have entered into an indemnification agreement with Mr. Weiss on substantially the same terms as for our other non-employee directors which obligates us to indemnify him in his capacity as a director to the maximum extent permitted by law.

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 26, 2012, the Company issued a press release announcing the appointment of Allen R. Weiss to its Board of Directors and Audit Committee. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.2 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are provided herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apollo Group, Inc. dated March 26, 2012, relating to earnings of Apollo Group, Inc. for the fiscal quarter ended February 29, 2012.

99.2	Text of press release issued by Apollo Group, Inc. dated March 26, 2012, relating to the appointment of Allen R. Weiss to the Board of Directors of Apollo Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

March 26, 2012	By:	/s/ Brian L. Swartz
Name: Brian L. Swartz
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Text of press release issued by Apollo Group, Inc. dated March 26, 2012, relating to earnings of Apollo Group, Inc. for the fiscal quarter ended February 29, 2012.

99.2	Text of press release issued by Apollo Group, Inc. dated March 26, 2012, relating to the appointment of Allen R. Weiss to the Board of Directors of Apollo Group, Inc.